UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2007
LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 792-9292
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
LCA-Vision Inc. (“LCA-Vision” or the “Company”) today announced it will restate financial results for 2004, 2005 and 2006 to reflect a change in revenue recognition from the Company’s separately priced extended warranties.
This action resulted from analysis performed following the Company’s receipt of a comment letter from the Securities and Exchange Commission (SEC) pursuant to their review of the 2006 10-K. The single issue raised in this letter addressed the Company’s revenue recognition policy. The Company’s historical policy has been to defer revenues for separately priced extended warranties for those patients expected to receive treatment under the warranty. Historical data indicates that only 7% of patients elected to receive treatment under the warranty.
Because LCA-Vision has offered separately priced extended warranties, it is subject to FASB Technical Bulletin 90-1. Under this Bulletin 100% of revenues from extended warranties are to be deferred and these deferred revenues are to be amortized back into income on a straight-line basis unless the Company has sufficient experience to indicate that the costs to provide the service will be incurred other than on a straight-line basis. The Company believes it has sufficient experience to show that future enhancements are not expected to be performed on a straight-line basis.
The Company’s decision on April 12, 2007 to restate prior-period financial statements was made by LCA-Vision management with the concurrence of the Audit Committee of its Board of Directors and its independent auditors, Ernst & Young LLP.
A full analysis is underway to determine in which past periods the adjustment should be recorded and the amount of the adjustment. In light of the restatement, investors should rely on LCA-Vision’s forthcoming restated financial statements and other financial information rather than the previously filed financial statements and other financial information.
Item 7.01 Regulation FD Disclosure.
On April 18, 2007, LCA-Vision Inc. issued a press release to announce the event reported under Item 4.02 above. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated April 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.
/s/ Alan H. Buckey
Alan H. Buckey
Executive Vice President/Finance and Chief Financial Officer

Date: April 18, 2007